                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              TriTeal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               TRITEAL CORPORATION
                            2011 PALOMAR AIRPORT ROAD
                               CARLSBAD, CA 92009

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 27, 1997


TO THE STOCKHOLDERS OF TRITEAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TriTeal Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, August 27, 1997 at 2:00 p.m. local time at the Hyatt Regency - La Jolla, 3777 La Jolla Village Drive, San Diego, California, for the following purposes:

     1. To elect one director to hold office until the 2000 Annual Meeting of Stockholders.

     2. To approve the Company's 1995 Stock Option Plan, as amended, to, among other things, (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1 million shares,
          (ii) extend eligibility under the plan to non-employee directors of the Company and provide for the automatic grant of options to non-employee directors, and (iii) extend the term of such plan to July 2007.

     3. To approve the Company's 1996 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 50,000 shares.

     4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending March 31, 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on June 30, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       /S/ GREGORY J. WHITE

                                       Gregory J. White
                                       Secretary

San Diego, California
July 21, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               TRITEAL CORPORATION
                            2011 PALOMAR AIRPORT ROAD
                               CARLSBAD, CA 92009

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 27, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of TriTeal Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 27, 1997, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 2:00 p.m. local time at the Hyatt Regency - La Jolla, 3777 La Jolla Village Drive, San Diego, California. The Company intends to mail this proxy statement and accompanying proxy card on or about July 23, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on June 30, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 30, 1997 the Company had outstanding and entitled to vote 10,890,710 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 2011 Palomar Airport Road, Carlsbad, California 92009, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than March 25, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of four members. There is one director in the class whose term of office expires in 1997. The nominee for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, the nominee would serve until the 2000 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

     Set forth below is biographical information for the person nominated and for each person whose term of office as a director will continue after the Annual Meeting.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

ARTHUR S. BUDMAN

     Mr. Budman, age 35, joined the Company in November 1994, was appointed Chief Financial Officer in February 1995 and has served as a director of the Company since January 1996. From January 1985 to November 1994, he was employed by Ernst & Young LLP, a public accounting firm, serving most recently as Senior Manager. Mr. Budman is co-founder of the San Diego Software Industry Council, a trade association for software companies. Mr. Budman is a Certified Public Accountant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

JEFFREY D. WITOUS

     Mr. Witous, age 36, co-founded the Company and has served as Chief Executive Offer since April 1995, Chairman of the Board since March 1994 and President since June 1996. From March 1994 to April 1995, Mr. Witous served as Executive Vice President of Business Development. Prior to joining the Company, Mr. Witous served as National Business Development Manager for Sun Microsystems Computer Corporation, a subsidiary of Sun Microsystems, Inc., a computer hardware, software and services company, from April 1991 to January 1994.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

DR. TERRY A. STRAETER

     Dr. Straeter, age 55, has served as a director of the Company since February 1996. Since November 1992, Dr. Straeter has served as President, Chief Executive Officer and a director of GDE Systems, Inc., a manufacturer of defense electronic systems, which was acquired by Tracor, Inc. in November 1994. Since November 1994, he has also served as Corporate Vice President of GDE Systems' parent company, Tracor, Inc., an electronics and aerospace manufacturer. Dr. Straeter also serves as Chairman and Chief Executive Officer of Tracor Information Systems which is composed of GDE Systems, Inc., Cordant, Inc., Quality Systems, Inc. and the Software Center of Excellence. From 1991 to 1992, Dr. Straeter served as Corporate Vice President and General Manager for General Dynamics Corporation, Electronics Division, a manufacturer of defense electronic systems.

GARY A. WETSEL

     Mr. Wetsel, age 51, has served as a director of the Company since February 1996. Mr. Wetsel has served as Executive Vice President and Chief Operating Officer for Wyse Technology, Inc., a computer hardware manufacturer, since November 1996. He served as Chief Executive Officer and a director of Borland International Inc., a software company, from December 1995 until July 1996 and as President and a director from January 1995 until July 1996. From November 1994 to January 1995, Mr. Wetsel served as Senior Vice President and Chief Financial Officer of Borland. From 1990 to 1994, Mr. Wetsel served as Executive Vice President and Chief Financial Officer of Octel Communications Corporation, a telecommunications company.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended March 31, 1997, the Board of Directors held eight meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee consists of Dr. Straeter and Mr. Wetsel. The Audit Committee, which meets periodically with management and the Company's independent auditors, reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met three times during fiscal 1997.

     The Compensation Committee consists of Dr. Straeter and Mr. Wetsel. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and other stock awards under the Company's 1995 Stock Option Plan. The Compensation Committee met five times during fiscal 1997.

     During fiscal 1997, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2

                 APPROVAL OF 1995 STOCK OPTION PLAN, AS AMENDED

     In May 1995, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1995 Stock Option Plan (the "1995 Plan"). Following an amendment of the 1995 Plan adopted in July 1996, there were an aggregate of 1,350,000 shares of the Company's Common Stock authorized for issuance under the 1995 Plan.

     As of May 31, 1997, options (net of canceled or expired options) covering an aggregate of 1,046,591 shares of the Company's Common Stock had been granted under the 1995 Plan, and only 303,409 shares (plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) remained available for future grant under the 1995 Plan. In July 1997, the Board approved amendments to the 1995 Plan to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees, consultants and directors. The amendments, among other things, increase the number of shares authorized for issuance under the 1995 Plan from a total of 1,350,000 shares to 2,350,000 shares, permit options and other equity incentives to be granted under the 1995 Plan to directors who are not also employees of or consultants to the Company, provide for the automatic grant of stock options to non-employee directors, extend the term of the 1995 Plan from May 2005 to July 2007 and effect certain other changes permitted by recent revisions to Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board adopted these amendments to ensure that the Company can continue to grant equity incentives to employees, consultants and directors at levels and in a form determined appropriate by the Board and the Compensation Committee.

     During the last fiscal year, under the 1995 Plan, the Company granted to all current executive officers as a group options to purchase 176,600 shares at exercise prices ranging from $13.25 to $18.375 per share and to all employees (excluding executive officers) as a group options to purchase

337,197 shares at exercise prices ranging from $6.00 to $22.50 per share. During the last fiscal year, the Company did not grant any options under the 1995 Plan to current directors who were not also officers of the Company.

     Stockholders are requested in this Proposal 2 to approve the 1995 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the 1995 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

     The essential features of the 1995 Plan, as amended, are outlined below:

GENERAL

     The 1995 Plan provides for the grant of both incentive and nonstatutory stock options as well as stock bonuses and rights to purchase restricted stock. Incentive stock options granted under the 1995 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1995 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options, as well as stock bonuses and rights to purchase restricted stock.

PURPOSE

     The 1995 Plan is intended to provide a means by which selected officers, directors and employees of, and consultants to, the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 130 employees and consultants are eligible to participate in the 1995 Plan.

ADMINISTRATION

     The 1995 Plan is administered by the Board of Directors of the Company unless the Board delegates authority to a committee. The Board has the authority to select the persons to whom rights under the 1995 Plan will be granted (a "Stock Award"), to determine whether a Stock Award will be an incentive stock option (within the meaning of Section 422 of the Code), a nonqualified stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing, to specify the type of consideration, if any, to be paid to the Company upon exercise of a Stock Award and to determine the time or times when a person will be permitted to purchase or receive stock pursuant to a Stock Award. The Board is authorized to delegate administration of the 1995 Plan to a committee or committees composed of members of the Board, who may be non-employee directors. The Board has generally delegated administration of the 1995 Plan to the Compensation Committee of the Board (the "Compensation Committee") and has delegated limited authority with respect to the grant of Stock Awards to employees who are not executive officers to a committee composed of one director. As used herein with respect to the 1995 Plan, the term "Board" refers to the Compensation Committee and to any other committees to which the Board has delegated authority to administer the 1995 Plan as well as to the Board of Directors.

     The 1995 Plan permits the Board, in its discretion, to limit the directors serving on the Compensation Committee to "outside directors" within the meaning of Section 162(m) of the Code. Section 162(m) imposes an annual corporate tax deduction limitation of $1 million on the compensation of certain executive officers, except for certain qualified compensation. One of the requirements under Section 162(m) is that each director who serves as a member of the Compensation Committee must be an "outside director" in order for compensation to be qualified for exclusion. Such limitation would exclude from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of
Section 162(m). The Compensation Committee currently consists of two members, both of whom are currently "outside directors" within the meaning of the Section 162(m) regulations. See "Federal Income Tax Information - Potential Limitation on Company Deductions."

ELIGIBILITY

     Subject to certain limitations, under the 1995 Plan, as amended, incentive stock options may be granted only to employees of the Company, while Stock Awards other than incentive stock options may be granted to employees and directors of, and consultants to, the Company.

     No incentive stock option or restricted stock purchase award may be granted under the 1995 Plan to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least equal to the fair market value of such stock at the date of the grant. To the extent that the aggregate fair market value (determined at the time of grant) of stock with respect to which incentive stock options are exercisable for the first time by any holder of such options during any calendar year under all plans of the Company and its affiliates exceeds $100,000, the options or portions thereof which exceed such limit shall be treated as nonstatutory stock options, according to the order in which they were granted.

     Pursuant to the 1995 Plan, no person shall be eligible to be granted stock options covering more than 500,000 shares of the Company's Common Stock in any calendar year, subject to the adjustment provisions under the 1995 Plan. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1995 Plan.

STOCK SUBJECT TO THE 1995 PLAN

     If options granted under the 1995 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1995 Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options granted under the 1995 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1995 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant (except with respect to options assumed or substituted under the Code) and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options under the 1995 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant (except with respect to options assumed or substituted under the Code). However, if options are granted with exercise prices below market value, tax deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." Under the 1995 Plan, the Board has the authority to reprice any outstanding stock options.

     The exercise price of options granted under the 1995 Plan must be paid either: (i) in cash at the time the option is exercised; (ii) at the discretion of the Board, by delivery of other common stock of the Company, or pursuant to a deferred payment arrangement; or (iii) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1995 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1995 Plan typically vest over a four-year period with 25% of the shares vesting one year from the date of grant and 1/36th of the remaining shares vesting monthly thereafter. Shares covered by options granted in the future under the 1995 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised.

     To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Options granted under the 1995 Plan may permit exercise prior to full vesting of the stock option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     The Board has the authority to include as part of any option agreement a provision entitling the optionee to a further option (a "Re-Load Option") in the event the optionee exercises the stock option evidenced by the option agreement, in whole or in part, by surrendering other shares of common stock in accordance with the 1995 Plan and the terms and conditions of the option agreement. To date, the Company has not granted any Re-Load Options.

     Term. The maximum term of options under the 1995 Plan is 10 years, except that in certain cases (see "Eligibility"), the maximum term is five years. Upon termination of the optionee's employment relationship with the Company, whether by death, disability or termination of employment, as defined in the 1995 Plan, options under the 1995 Plan terminate upon the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the option as set forth in the option agreement. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. Generally, currently outstanding options under the 1995 Plan terminate 30 days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case options may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. Options granted in the future may have different terms.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

     The 1995 Plan, as amended, provides for the automatic grant of stock options to the Company's non-employee directors. Upon approval of the 1995 Plan, as amended, by the stockholders, each current non-employee director will be granted an option to purchase 10,000 shares of Common Stock of the Company. Thereafter, on the date of each annual meeting of stockholders of the Company, beginning with the 1998 Annual Meeting, each non-employee director who has been a non-employee director for at least six months will be granted an option to purchase an additional 10,000 shares of Common Stock of the Company. These grants will vest ratably on a monthly basis over 12 months from the date of grant. In addition, each person who first becomes a non-employee director after the approval of the 1995 Plan, as amended, upon the date of initial appointment or election to be a non-employee director, will be granted an option to purchase 30,000 shares of Common Stock of the Company. Initial grants to new non-employee directors will vest ratably on a monthly basis over 48 months from the date of grant. The exercise price of non-employee director options will be the fair market value of the Common Stock on the date of grant, payable in cash at the time of exercise or pursuant to specified cashless exercise programs that comply with regulations promulgated by the Federal Reserve Board. Such options have a term of 10 years; however, the options will terminate in three months following termination of status as an employee, director or consultant (for any reason other than death or disability) and one year following termination of status as an employee, director or consultant as a result of death or disability.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     The following is a description of the permissible terms of stock bonus or restricted stock purchase agreements under the 1995 Plan. Individual agreements may be more restrictive as to any or all of the permissible terms described below.

     Purchase Price; Payment. The purchase price in each restricted stock purchase agreement under the 1995 Plan may not be less than 85% of the stock's fair market value on the date such award is made. Notwithstanding the foregoing, the Board may determine that eligible participants in the 1995 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     The purchase price of shares of stock acquired in a restricted stock purchase transaction under the 1995 Plan must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment arrangement; or (iii) in any other form of legal consideration acceptable to the Board.

     Repurchase Option. Shares of stock sold or awarded under the 1995 Plan may be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. The Board has the power to accelerate the time during which a stock award or any part thereof will vest.

     Term. In the event of termination of a person's employment or relationship as a consultant or director of the Company or any of its affiliates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1995 Plan or subject to any Stock Award granted under the 1995 Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction that does not involve the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1995 Plan provides that in the event of a dissolution, liquidation or specified type of merger or acquisition, then (i) with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the vesting and, if applicable, exercisability of such Stock Awards shall be accelerated prior to such event and any Stock Awards requiring exercise shall be terminated if not exercised after such acceleration and at or prior to such event, and (ii) with respect to any other Stock Awards outstanding under the 1995 Plan, such Stock Awards shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1995 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1995 Plan, as amended, will terminate in July 2007.

     The Board may also amend the 1995 Plan at any time and from time to time. However, under the 1995 Plan, as amended, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1995 Plan, as modified by the amendment, to satisfy the requirements of Section 422 of the Code (including an increase in the number of shares reserved for issuance under the 1995 Plan) or other legal requirements. The Board may submit any other amendment to the 1995 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1995 Plan, an incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. Nonstatutory stock options granted under the 1995 Plan may, but need not, include provisions allowing for the transfer of such options. However, for both incentive stock options and nonstatutory stock options, the 1995 Plan provides that the person to whom the option is granted may designate in writing a third party who may exercise the option in the event of the death of the optionee.

     No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if provided by the terms of the stock bonus or restricted stock purchase agreement, pursuant to a domestic relations order within the meaning of Rule 16a-12 under the Exchange Act, so long as stock awarded under such agreement remains subject to the terms of the agreement.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1995 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Proposed tax legislation currently pending in Congress could result in a change to such maximum tax rates, if enacted. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1995 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 1995 Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the 1995 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee composed solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. For compensation attributable to stock bonuses and restricted stock to qualify as performance-based compensation, the award must be granted by "outside directors," the award must be subject to the attainment of an objective performance goal established and certified in writing by the compensation committee as described in (ii) above and the material terms of the performance goal, including the class of employees eligible for such awards, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable to any employee upon attainment of the performance goal, must be approved by the stockholders.

     The following table presents certain information with respect to options to be granted under the 1995 Plan, as amended, to all non-employee directors as a group, effective upon approval of the 1995 Plan, as amended, by the stockholders.

                                NEW PLAN BENEFITS

                                                   1995 Stock Option Plan
                                          -----------------------------------------
                                                                  Number of Shares
                                           Dollar Value (1)      Subject to Options
                                          ------------------     ------------------
All Non-Employee Directors as a group
(2 persons)                               $          205,000                 20,000
                                          ------------------     ------------------

(1) Number of shares underlying the options multiplied by the estimated exercise price (calculated, for the purpose hereof, on the basis of the closing sales price reported by the Nasdaq National Market for July 15, 1997.

                                   PROPOSAL 3

              APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

     In June 1996, the Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. At July 15, 1997, an aggregate of 36,628 shares had been issued under the Purchase Plan and 213,372 shares remained for the grant of future rights under the Purchase Plan. In July 1997, the Board of Directors of the Company approved an amendment to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan from 250,000 shares to 300,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

     During fiscal 1997, 2,503 shares were purchased under the Purchase Plan by all current executive officers as a group, and 34,125 shares were purchased by all employees (excluding executive officers) as a group. All such shares were purchased at a price of $6.80 per share.

     Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

     The essential features of the Purchase Plan are outlined below:

PURPOSE

     The purpose of the Purchase Plan is to assist the Company in retaining the services of its employees, to secure and retain the services of the new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board is authorized to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the term "Board" refers to the Compensation Committee as well as to the Board of Directors.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Each such offering has a maximum of 27 months' duration.

ELIGIBILITY

     Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for the minimum period of time designated by the Board (which period may not exceed two years).

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any affiliate of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' earnings paid during the purchase period for such offering.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lesser of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (ii) 85% of the fair market value of a share of Common Stock on the purchase date, as defined in the Purchase Plan.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate payroll deductions. A participant may increase or begin such payroll deductions after the beginning of any purchase period only as provided for under the terms of the specific offering. All payroll deductions made for a participant are credited to a participant's account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specifically provided for in the particular offering and only if the participant has not had the maximum amount withheld during the offering.

PURCHASE OF STOCK

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering exceeds the maximum aggregate number of shares available for purchase, the Board will make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, shares automatically are purchased upon the designated purchase date or dates during the offering at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     An employee may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from such offering. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions, without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will automatically be terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution, or by certain beneficiary designation, and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend, terminate or amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months before or after its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted, except as necessary to ensure that the Purchase Plan and the rights granted thereunder comply with
Section 423 of the Code.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of a dissolution or liquidation of the Company, or specified type of merger or acquisition, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminated.

STOCK SUBJECT TO PURCHASE PLAN

     If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the actual purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the maximum ordinary rate is effectively 39.6% at the present time. Proposed tax legislation currently pending in Congress could result in a change to such maximum tax rates, if enacted.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one year.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since March 31, 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's outstanding Common Stock as of May 31, 1997 by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executives named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                                SHARES BENEFICIALLY OWNED (1)
                                                          -------------------------------------------
DIRECTORS, EXECUTIVE OFFICERS AND 5% STOCKHOLDERS         NUMBER OF SHARES           PERCENT OF TOTAL
----------------------------------------------------      ----------------           ----------------
Mellon Bank, N.A (2)................................          1,230,000                    11.3%
One Mellon Bank Center
500 Grant Street
Pittsburgh, PA  15258-001
Jeffrey D. Witous (3)...............................            947,000                     8.7
TriTeal Corporation
2011 Palomar Airport Road
Carlsbad, CA  92009
Gregory J. White (4)................................            990,000                     9.1
TriTeal Corporation
2011 Palomar Airport Road
Carlsbad, CA  92009
Oran M. Thomas (5)..................................            905,000                     8.3
TriTeal Corporation
2011 Palomar Airport Road
Carlsbad, CA  92009
Arthur S. Budman (6)................................            105,021                       *
Robert D. Ruhe (7)..................................             24,416                       *
Rand R. Schulman (8)................................            149,285                       *
Armando Viteri (9)..................................            136,770                       *
Dr. Terry A. Straeter (10)..........................             31,993                       *
Gary A. Wetsel (11).................................             17,708                       *
All directors and executive officers as a group
(13 persons)(12)....................................          3,376,394                    30.9

------------------------

*    Less than 1%

(1) This table is based upon information supplied by officers, directors and principal stockholders of the Company and Schedules 13D or 13G filed with the Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, to the best of the Company's knowledge, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Options to purchase shares of Common Stock that are exercisable within 60 days of May 31, 1997 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Applicable percentage of beneficial ownership is based on 10,852,064 shares of Common Stock outstanding as of May 31, 1997.

(2) Mellon Bank, N.A. is the trustee of the Company's employee benefit plan (the "Plan"), which is subject to ERISA. Includes all shares held of record by Mellon Bank, N.A., as trustee of the Plan which have not been allocated to the individual accounts of employee participants in the Plan. Mellon Bank, N.A. disclaims beneficial ownership of all shares that have been allocated to the individual accounts of employee participants in the Plan for which directions have been received and followed. This information is based on a Schedule 13G filed with the Commission.

(3) Includes 200,000 shares of Common Stock held by JMK Enterprises, L.P., in which Jeffrey D. Witous and his wife, Julie E. Witous, are general partners.

(4) Includes 350,000 shares of Common Stock held by the Valley Oaks Family Partnership in which Gregory J. White and his wife, Teri L. White, are general partners.

(5) All shares are held by Oran M. Thomas and his wife, Deborah L. Einhorn, as trustees of the Thomas-Einhorn Family Trust U/T/A dated November 8, 1996.

(6) Includes 34,000 shares of Common Stock subject to repurchase by the Company and 15,458 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997.

(7) Includes 3,333 shares of Common Stock subject to repurchase by the Company and 9,416 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997.

(8) Includes 58,334 shares of Common Stock subject to repurchase by the Company and 3,166 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997.

(9) Includes 44,666 shares of Common Stock subject to repurchase by the Company, 2,770 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997, 1,500 shares of Common Stock held by Armando Viteri as trustee of the Maria Viteri Irrevocable Trust and 1,500 shares of Common Stock held by Mr. Viteri as Trustee of the Scott Viteri Irrevocable Trust.

(10) Includes 17,708 shares of Common Stock issuable pursuant to options exercisable within 60 day of May 31, 1997.

(11) Includes 17,708 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997.

(12) Includes 141,333 shares of Common Stock subject to repurchase by the Company and 76,171 shares of Common Stock issuable pursuant to options exercisable within 60 days of May 31, 1997. See notes (3) through (11) above.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. White amended his initial report of ownership to correct the number of shares beneficially owned.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors currently do not receive any cash compensation from the Company for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board and Committee meetings.

     Non-employee directors are eligible to receive options to purchase Common Stock of the Company under the 1995 Plan. With respect to current directors, the 1995 Plan, as amended, provides for the nondiscretionary grant of options to non-employee directors upon adoption of the Plan, as amended, by the stockholders. In addition, the 1995 Plan, as amended, provides for the nondiscretionary grant of options upon election to the Board of Directors of a new non-employee director. Following the initial grant of options, each non-employee director who has been a non-employee director for at least six months will be granted an option at each annual meeting of stockholders of the Company. See "Proposal 2 -- Approval of 1995 Stock Option Plan, as Amended."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the fiscal years ended March 31, 1996 and March 31, 1997, the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus were in excess of $100,000 for services rendered to the Company during the fiscal year ended March 31, 1997 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                                         LONG-TERM
                                                                                                                        COMPENSATION
                                                                                                                        ------------
                                                                                   ANNUAL COMPENSATION                   AWARDS (2)
                                                                       --------------------------------------------     ------------
                                                                                                       OTHER ANNUAL      SECURITIES
                                                                                                       COMPENSATION      UNDERLYING
NAME AND PRINCIPAL POSITION                                   YEAR     SALARY ($)(1)     BONUS ($)          ($)          OPTIONS(#)
---------------------------                                   ----     -------------     ---------     ------------     ------------
Jeffrey D. Witous .......................................     1997     $     155,565     $  90,088             --               --
     President, Chief Executive Officer and                   1996     $     120,000     $  60,314             --               --
     Chairman of the Board
Arthur S. Budman ........................................     1997     $     132,004     $  39,810             --             20,000
     Chief Financial Officer                                  1996     $      85,000     $  34,298             --             40,000
Robert D. Ruhe (3) ......................................     1997     $     125,220     $  51,179     $     25,000           60,500
     Executive Vice President, Worldwide                      1996     $      92,231     $  34,554             --             23,000
     Field Operations
Rand R. Schulman ........................................     1997     $     135,763     $  34,538             --              1,000
     Executive Vice President                                 1996     $     110,000     $  42,566             --              8,000
Armando Viteri (4) ......................................     1997     $     111,972     $  52,530             --               --
     Vice President, Corporate Development                    1996     $     110,000     $  51,933             --              7,000

--------------------

(1) In accordance with the rules of the Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) At the end of fiscal 1997, the aggregate restricted stock holdings of the Named Executive Officers and the value thereof at year-end, based on the then-current fair market value of $11.75 (the closing sales price as reported on the Nasdaq National Market for March 31, 1997), without giving effect to the diminution of value attributable to the restrictions on such stock, were as follows: Mr. Schulman, $685,425 (58,334 shares); Armando Viteri, $524,826 (44,666 shares); Arthur Budman, $399,500 (34,000 shares);
     and Robert Ruhe, $78,337 (6,667 shares). To date, the Company has not paid any dividends and does not anticipate paying any dividends on its Common Stock in the foreseeable future.

(3)  The Company paid Mr. Ruhe $25,000 in relocation expenses in fiscal 1997.

(4) Mr. Viteri has served as Vice President, Corporate Development, since September 1996. From November 1994 to September 1996, he served as Vice President, Worldwide Sales for the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth, for the fiscal year ended March 31, 1997, certain information regarding options granted to each of the Named Executive Officers under the 1995 Plan:

                                                   INDIVIDUAL GRANTS
                             ---------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                             NUMBER OF      PERCENTAGE OF                                    AT ASSUMED ANNUAL RATES
                             SECURITIES     TOTAL OPTIONS                                        OF STOCK PRICE
                             UNDERLYING      GRANTED TO                                      APPRECIATION FOR OPTION
                              OPTIONS       EMPLOYEES IN      EXERCISE                             TERM (4)($)
                              GRANTED          FISCAL           PRICE       EXPIRATION     ---------------------------
NAME                           (#)(1)         YEAR (2)        ($/SH)(3)        DATE             5%             10%
                             ----------     -------------     ---------     ----------     -----------     -----------
Jeffrey D. Witous.......             --                --            --             --              --              --
Arthur S. Budman........         20,000               3.9%      $18.375       12/10/06        $231,119     $   585,700
Robert Ruhe.............         55,000              10.7%      $13.250        8/21/06        $458,307     $ 1,161,440
                                  5,500               1.0%      $18.375       12/10/06        $ 63,558     $   161,068
Rand R. Schulman........          1,000               0.2%      $18.375       12/10/06        $ 11,556     $    29,285
Armando Viteri..........             --                --            --             --              --              --

---------------

(1) Options have a maximum term of 10 years measured from the date of grant, subject to earlier termination upon the optionee's cessation of service with the Company. These options vest at the rate of 25% of the shares subject to the option on the first anniversary of the date of grant and vest ratably on a monthly basis over a three-year period after the first anniversary of the date of grant.

(2) Based on options to purchase 513,797 shares granted to employees in fiscal 1997, including the Named Executive Officers.

(3) The exercise price is equal to the fair market value of the Common Stock on the date of grant, based on the closing sales price as reported on the Nasdaq National Market.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the Commission, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, with respect to each of the Named Executive Officers, information regarding the number and value of securities underlying unexercised options held by the Named Executive Officers as of March 31, 1997.

                                                                         NUMBER OF SECURITIES
                                                                        UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                             OPTIONS AT                THE MONEY OPTIONS AT
                                                                           FISCAL YEAR-END            FISCAL YEAR-END ($)(2)
                               SHARES ACQUIRED         VALUE          -------------------------     -------------------------
NAME                            ON EXERCISE(#)     REALIZED($)(1)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                           ---------------     --------------     -------------------------     -------------------------
Jeffrey D. Witous ....                --                 --                     --/--                         --/--

Arthur S. Budman .....               1,000     $       19,500               12,125/46,875               $130,156/$288,594

Robert Ruhe ..........                --                 --                  7,500/76,000                $79,375/$163,375

Rand R. Schulman .....                --                 --                  2,500/6,500                 $23,125/$50,875

Armando Viteri .......                --                 --                  2,187/4,813                 $20,230/$44,520

--------------

(1) Based on the fair market value per share of Common Stock (the closing sales price reported by the Nasdaq National Market) at the date of exercise, less the exercise price.

(2) Based on the fair market value per share of Common Stock ($11.75) at March 31, 1997, less the exercise price, multiplied by the number of shares underlying the option.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION(1)

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is appointed by the Board and is composed of two non-employee directors, Dr. Terry
A. Straeter and Gary A. Wetsel. The Compensation Committee has responsibility for evaluating the performance of management and determining all compensation matters concerning the Company's executive officers.

COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy is to (i) link the compensation of management with the performance of the Company, and (ii) attract, motivate and retain senior management capable of leading the Company to fulfillment of its business objectives by providing competitive compensation opportunities that are consistent with Company performance and reward individual contribution. Accordingly, the Company's executive compensation policies include:

     - Base salaries that reflect such factors as level of responsibility, individual performance and competitive pay practices of high technology and software companies of comparable size;

-------------------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

     - Quarterly incentive cash bonus awards that are designed to encourage executives to focus on achievement of short-term strategic goals as well as quarterly and annual financial objectives; and

     - Long-term incentive opportunities, generally in the form of stock options, designed to align the interests of management and the Company's stockholders and to ensure that management is appropriately rewarded for benefits which they achieve for the Company's stockholders.

     The following is a discussion of each of the elements of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to compensation in fiscal 1997 for the Chief Executive Officer and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

     Compensation paid to the Company's executive officers for fiscal 1997 consisted of base salary and cash bonuses and, in some cases, included stock options granted under the 1995 Plan.

BASE SALARY

     In October 1996, following completion of the Company's initial public offering, the Compensation Committee commenced an evaluation of the Company's executive compensation program in comparison to those of other publicly traded companies. As part of its evaluation, the Compensation Committee engaged an independent compensation consultant, reviewed an independent industry compensation survey, focusing particularly on compensation paid to executives of high technology and software companies with annual revenues of less than $40 million, and reviewed other publicly available information, gathered informally by the Company, pertaining to compensation packages paid to the management of companies of comparable size in the software industry. Based on this competitive compensation information and taking into consideration a variety of subjective factors, including the executive's level of responsibility and prior experience, the increased responsibilities of management as executives of a newly public company, as well as individual performance, the Compensation Committee adjusted the base salary of its executive officers, effective as of October 1, 1996 by an average increase of 16.0%. Generally, the Committee targeted compensation to result in base salaries and total compensation packages that were at the mid-range of competitive salary levels and total compensation packages.

     The Compensation Committee does not make individual salary decisions based on any single criterion and does not ascribe relative weights to the factors it considers, but rather considers a mix of factors and evaluates Company and individual performance against that mix. In the future, annual adjustments in base salaries will be made effective at the beginning of the fiscal year for which they are intended to apply and, therefore, will reflect the prior year's business and individual performance achievements.

EXECUTIVE BONUS ARRANGEMENT

     The Company's Compensation Committee approved a bonus arrangement for the Company's executive officers which was effective for fiscal 1997. Under the arrangement, the Company's executive officers were eligible to receive target bonus amounts ranging from $30,000 to $100,000. The targets were established by the Committee on the basis of an executive officer's responsibilities and total compensation package relative to those paid to officers in similar positions at companies of comparable size in the software industry. Determinations of the amount of cash bonus to be awarded to each officer were based on the achievement of corporate quarterly and cumulative financial performance targets established by the Board and reflected in the Company's operating plan, and achievement of individual performance targets. The bonus arrangement also had an over-goal component based on earnings-per-share targets. To the extent that the Company's performance exceeded quarterly and cumulative earnings-per-share targets, the executive officers' bonus payments were subject to increase at the same percentage rate as the percentage rate at which the Company exceeded its earnings-per-share target, except that such over-goal payment percentage could not exceed 30% of over-target profit. In accordance with the bonus arrangement, the executives were paid an aggregate of $400,681 or 93% of the targeted bonus amount, including the over-goal achievement of performance targets in the third quarter offset by performance below the targeted level in the fourth quarter.

     In June 1997, the Compensation Committee approved a Performance Incentive Plan for fiscal 1998 based entirely on the financial performance of the Company.

1995 EQUITY INCENTIVE PLAN

     The long-term incentive element of the Company's executive compensation program provides for the grant of stock awards, which may include incentive stock options, nonstatutory stock options, stock bonuses or rights to purchase restricted stock. The Company has used the grant of options under its 1995 Plan to align the interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to help make the executive's total compensation opportunity competitive. In addition, because stock options generally become exercisable over a period of several years, options encourage executives to remain in the long-term employ of the Company. In determining the size of an option to be granted to an executive officer, the Committee takes into account an officer's position and level of responsibility within the Company, the officer's existing stock and unvested option holdings and the potential reward to the officer if the stock price appreciates in the public market.

     In fiscal 1997, the Compensation Committee granted options to purchase an aggregate of 176,600 shares of Common Stock to seven executive officers at levels ranging from 1,000 shares to 65,000 shares. These grants include two substantial grants made as part of an initial compensation package and in connection with a promotion. The stock options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and the remaining shares vesting ratably on a monthly basis over a three-year period after the first anniversary of the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In October 1996, the Committee evaluated Mr. Witous' compensation package in connection with its evaluation of the Company's executive compensation program. The Committee increased Mr. Witous' base salary by 43% to $200,000, reflecting in part the Committee's evaluation of Mr. Witous' contribution to the performance of the Company. In particular, the Committee took into account the successful completion of the Company's initial public offering in August 1996, the continued success of the Company's new product development, significant sales growth and the recruitment of additional senior management personnel. In addition, in light of the substantial disparity between Mr. Witous' base salary and that paid to chief executive officers of companies of comparable size in the software industry, the Committee sought to align Mr. Witous' compensation with compensation paid to such chief executive officers. Accordingly, the Committee adjusted Mr. Witous' compensation to levels approaching the mid-range of compensation paid in the industry survey.

     Mr. Witous' bonus award for fiscal 1997 was earned under the bonus arrangement approved by the Compensation Committee for fiscal 1997. As the senior corporate executive officer, Mr. Witous was awarded a bonus of $90,088. This bonus (approximately 90% of his target) for fiscal 1997 reflected the performance of the Company in relation to established corporate financial performance targets determined on the same basis as the other executive officers, as well as, to a lesser extent, achievement of certain short-term strategic goals, including, in addition to the achievements discussed above, the successful completion of a follow-on equity offering in February 1997 and the launch and completion of strategic partnerships for the Company's SoftNC technology. After reviewing Mr. Witous' existing stock holdings, the Compensation Committee determined not to grant stock options to Mr. Witous in fiscal 1997.

SECTION 162(M) OF THE CODE

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." However, pursuant to Section 162(m), the Company's 1995 Plan permits compensation from options granted thereunder at no less than 100% of fair market value to be excluded from the Section 162(m) limitations.

Submitted by the Compensation Committee of the Board of Directors:

     Dr.  Terry A. Straeter
     Gary A. Wetsel

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until June 1996, the Company did not have a Compensation Committee of the Board of Directors, and the entire Board participated in all compensation decisions. In June 1996, the Board of Directors appointed Dr. Straeter and Mr. Wetsel to serve as the Compensation Committee. No member of the Compensation Committee was, at any time during the fiscal year ended March 31, 1997, or at any other time, an officer or employee of the Company. Each of the Company's directors, other than Mr. Wetsel, has acquired shares of the Company's Common Stock. See "Certain Transactions."

                      PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows a comparison of cumulative total returns for the Company, the CRSP Computer and Data Processing Index for the Nasdaq National Market and the CRSP Total Return Index for the Nasdaq National Market for the period that commenced August 7, 1996 (the date on which the Company's Common Stock was first traded on the Nasdaq National Market) and ended on March 31, 1997. The graph assumes that all dividends have been reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                     [GRAPH]



                     ASSUMES $100 INVESTED ON AUGUST 7, 1996
                      ASSUMES REINVESTMENT OF ALL DIVIDENDS
                        FISCAL YEAR ENDED MARCH 31, 1997

                                                CRSP COMPUTER AND
                                              DATA PROCESSING INDEX       CRSP TOTAL RETURN
                                                 FOR THE NASDAQ         INDEX FOR THE NASDAQ
   DATE              TRITEAL CORPORATION         NATIONAL MARKET           NATIONAL MARKET
   ----              -------------------      ---------------------     --------------------
  8/7/1996                  100.00                    100.00                   100.00
 8/30/1996                  170.15                     95.47                    99.82
 9/30/1996                  173.13                    105.90                   107.46
10/31/1996                  159.70                    104.04                   106.27
11/29/1996                  185.07                    111.51                   112.84
12/31/1996                  253.73                    110.27                   112.72
 1/31/1997                  220.90                    120.26                   120.71
 2/28/1997                  197.01                    110.52                   114.05
 3/31/1997                  140.30                    102.36                   106.62

-------------------------------
(1) This Section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     In June 1996, the Company completed a private placement pursuant to which the Company issued 566,164 shares of its Series C Preferred Stock at a purchase price of $7.00 per share. In connection with such financing, Dr. Terry A. Straeter, a director of the Company, purchased 14,285 shares of Series C Preferred Stock, and John E. Witous and Joanne M. Witous, the parents of Jeffrey
D. Witous, a director and executive officer of the Company, purchased 7,142 shares of Series C Preferred Stock.

     The Company has entered into indemnification agreements with each of its executive officers and directors providing that the Company will indemnify its executive officers and directors to the fullest extent permitted by law.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors


                                       /S/ GREGORY J. WHITE

                                       Gregory J. White
                                       Secretary

July 21, 1997

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: GREGORY J. WHITE, SECRETARY, TRITEAL CORPORATION, 2011 PALOMAR AIRPORT ROAD, CARLSBAD, CALIFORNIA 92009.

                              TRITEAL CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 27, 1997

     The undersigned hereby appoints JEFFREY D. WITOUS and ARTHUR S. BUDMAN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of TriTeal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of TriTeal Corporation to be held at the Hyatt Regency - La Jolla, 3777 La Jolla Village Drive, San Diego, California, on Wednesday, August 27, 1997 at 2:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                             [SEE REVERSE SIDE]

[X]     PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE

                                                 WITHHOLD
                                FOR              AUTHORITY
PROPOSAL 1:
  To elect one                  [ ]                 [ ]            NOMINEE:  Arthur S. Budman
  director to hold
  office until the
  2000 Annual
  Meeting of
  Stockholders.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR LISTED ABOVE.


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

                                                                          FOR              AGAINST               ABSTAIN
PROPOSAL 2: To approve the Company's 1995 Stock                           [ ]                [ ]                   [ ]
  Option Plan, as amended, to among other things, (i)
  increase the aggregate number of shares of Common
  Stock authorized for issuance under such plan by 1
  million shares, (ii) extend eligibility under the plan to
  non-employee directors of the Company and provide for
  the automatic grant of options to non-employee directors,
  and (iii) extend the term of such plan to July 2007.

PROPOSAL 3: To approve the Company's 1996 Employee                        [ ]                [ ]                   [ ]
  Stock Purchase Plan, as amended, to increase the aggre-
  gate number of shares of Common Stock authorized for
  issuance under such plan by 50,000 shares.

PROPOSAL 4: To ratify the selection of ERNST & YOUNG                      [ ]                [ ]                   [ ]
  LLP as independent auditors of the Company for its fiscal
  year ending March 31, 1998.


PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS
POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S) ____________________________________________ DATED _______________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                               TRITEAL CORPORATION
                             1995 STOCK OPTION PLAN

                       AMENDED AND RESTATED JULY 15, 1997
                    APPROVED BY STOCKHOLDERS __________, 1997

     1.   INTRODUCTION; PURPOSES.

          (A) This 1995 Stock Option Plan ("Plan") was originally adopted by the Board of Directors of the Company on May 15, 1995 and approved by the stockholders of the Company on May 6, 1996. Subsequent amendments were adopted by the Board on June 11, 1996 and approved by stockholders on July 26, 1996. This amendment and restatement of the Plan was adopted by the Board on July 15, 1997 (the "Amendment Date") and approved by the stockholders on ______________, 1997 (the "Stockholder Approval Date").

          (B) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

          (C) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

          (D) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

     2.   DEFINITIONS.

          (A) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (B) "BOARD" means the Board of Directors of the Company.

          (C) "CODE" means the Internal Revenue Code of 1986, as amended.

          (D) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (E) "COMPANY" means TriTeal Corporation, a Delaware corporation.

          (F) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (G) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means an individual's continuation as a provider of services to the Company, whether through employment or as a Director or Consultant (and notwithstanding any changes in such capacities), without interruption or termination. The Board or the Chief Executive Officer of the Company, in its or his or her discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

          (H) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          (I) "DIRECTOR" means a member of the Board.

          (J) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (L) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

               (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (2) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

          (M) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (N) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (O) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (P) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (Q) "OPTION" means a stock option granted pursuant to the Plan.

          (R) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (S) "OPTIONEE" means a person who holds an outstanding Option.

          (T) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (U) "PLAN" means this TriTeal Corporation 1995 Stock Option Plan.

          (V) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (W) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

          (X) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     3.   ADMINISTRATION.

          (A) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

          (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

               (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3) To amend the Plan or a Stock Award as provided in Section 14.

               (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (C) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     4.   SHARES SUBJECT TO THE PLAN.

          (A) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million three hundred fifty thousand (2,350,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

          (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     5.   ELIGIBILITY.

          (A) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

          (B) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

          (C) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of the Company's common stock in any calendar year.

     6.   OPTION PROVISIONS.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (A) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

          (B) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, including, at the discretion of the Board or Committee, pursuant to a cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions, or (ii) at the discretion of the Board or the Committee exercised at the time of grant of the Option, (A) by delivery to the Company of other common stock of the Company having a Fair Market Value at the time of exercise equal to the option exercise price (provided that such shares have been held for a period of at least six (6) months), (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the Optionee, or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, (i) interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, and (ii) the "par value" of the common stock (as defined in the Delaware General Corporation Law) shall be paid by the Participant in cash.

          (D) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (E) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (F) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act.

          (G) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (H) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (I) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

          (J) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of the Company's common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the common stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

          Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

     7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

          Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (A) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

          (B) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if provided by the terms of the Stock Award Agreement, pursuant to a domestic relations order within the meaning of Rule 16a-12 under the Exchange Act and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

          (C) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment or other arrangement; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (D) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

          (E) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

     8.   OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

          (A) Each individual who, on the Stockholder Approval Date, is a Director and is not an Employee of the Company (a "Non-Insider Director") shall automatically be granted, on the Stockholder Approval Date, a Nonstatutory Option to purchase ten thousand (10,000) shares of the Company's common stock (a "1997 Director Option"). Each individual who first becomes a Non-Insider Director of the Company (and was not already a Director) after the Stockholder Approval Date shall automatically be granted, upon his or her election or appointment as a Non-Insider Director, a Nonstatutory Option to purchase thirty thousand (30,000) shares of the Company's common stock (an "Initial Option"). In addition, at the time of each of the Company's annual meetings of stockholders, beginning with the Company's 1998 annual meeting, each Non-Insider Director who has been a Director for at least six (6) months as of the date of such meeting shall automatically be granted a Nonstatutory Option to purchase ten thousand (10,000) shares of the Company's common stock (an "Annual Option"). The number of shares of common stock to be covered by Options granted pursuant to this Section 8 shall be subject to adjustment pursuant to Section 13 hereof.

          (B) The date of grant for each 1997 Director Option shall be the Stockholder Approval Date. The date of grant for each Initial Option shall be the date of the Non-Insider Director's election or appointment to the Board.
The date of grant for each Annual Option shall be the first business day following the date of the Company's 1998 annual meeting of stockholders and each annual meeting of stockholders thereafter, as long as such Non-Insider Director is then serving as a Non-Insider Director of the Company.

          (C) The exercise price of Options granted pursuant to this Section 8 shall be the Fair Market Value of the Company's common stock on the date of grant.

          (D) Each Option granted to a Non-Insider Director pursuant to this
Section 8 shall expire upon the earlier of (i) ten (10) years from the date of grant, (ii) three (3) months after termination of the Non-Insider Director's Continuous Status as an Employee, Director or Consultant (other than upon the Non-Insider Director's death or disability), or (iii) one (1) year after termination of the Non-Insider Director's Continuous Status as an Employee, Director or Consultant as a result of death or disability.

          (E) Each Initial Option granted pursuant to this Section 8 shall vest monthly as to one-forty-eighth (1/48th) of the shares subject to such Option after the date of grant of the Option, until fully vested, provided that the Optionee's Continuous Status as an Employee, Director or Consultant has not terminated prior to such monthly vesting date. Upon the vesting of each installment portion of the Option as provided herein, the Option may be exercised with respect to the shares represented by that installment. Each 1997 Director Option and each Annual Option shall vest monthly as to one-twelfth (1/12th) of the shares subject to such Option after the date of grant of the Option, until fully vested, provided that the Optionee's Continuous Status as an Employee, Director or Consultant has not terminated prior to such monthly vesting date. No portion of an

Option granted under this Section 8 may be exercised prior to the vesting date applicable to such Option or portion thereof, as the case may be.

          (F) Payment of the exercise price per share of each Option granted under this Section 8 shall be made (i) in cash (including check) at the time of exercise, (ii) pursuant to a cashless exercise program that is in compliance with regulations promulgated by the Federal Reserve Board and which, prior to the issuance of the shares being purchased, results in either the receipt by the Company of cash (or check) or irrevocable instructions to a qualified broker that sufficient shares be sold immediately in order to deliver the aggregate exercise price to the Company from the sales proceeds, or (iii) by a combination of the methods specified in (i) and (ii).

          (G) No Options granted pursuant to this Section 8 may be exercised prior to shareholder approval of the amendment of the Plan adding this Section 8.

     9.   CANCELLATION AND RE-GRANT OF OPTIONS.

          (A) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options,
(ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

          (B) Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum number of shares subject to Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum number of shares subject to Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

     10.  COVENANTS OF THE COMPANY.

          (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

          (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

     11.  USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

     12.  MISCELLANEOUS.

          (A) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

          (B) Neither an Employee, a Director, a Consultant nor any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

          (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

          (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          (E) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

          (F) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company having a Fair Market Value at the time of such withholding equal to the amount of the withholding obligation (provided that such shares have been held for a period of at least six (6) months).

     13.  ADJUSTMENTS UPON CHANGES IN STOCK.

          (A) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

          (B) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then (a) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting and, if applicable, exercisability of such Stock Awards shall be accelerated prior to such event and any Stock Awards requiring exercise shall be terminated if not exercised after such acceleration and at or prior to such event, and (b) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

     14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

          (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan, as modified by the amendment, to satisfy the requirements of Section 422 of the Code or Rule 16b-3 under the Exchange Act.

          (B) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

          (C) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

          (E) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     15.  TERMINATION OR SUSPENSION OF THE PLAN.

          (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 15, 2007. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

     16.  EFFECTIVE DATE OF PLAN; TERM OF PLAN.

          The Plan, as amended and restated by the Board on the Amendment Date shall be effective on the Amendment Date, provided that no Stock Awards granted under the Plan that were not provided for under the Plan prior to the Amendment Date shall be exercised unless and until the Plan, as amended, has been approved by the stockholders of the Company within twelve (12) months before or after the Amendment Date.

                               TRITEAL CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                       AMENDED AND RESTATED JULY 15, 1997
                    APPROVED BY STOCKHOLDERS _________, 1997


1.   PURPOSE.

     (A) The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of TriTeal Corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (B) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (C) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (D) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

     (A) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (I) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (II) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (III) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (IV) To amend the Plan as provided in paragraph 13.

          (V) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (C) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (A) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Three Hundred Thousand (300,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   ELIGIBILITY.

     (A) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (B) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (I) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (II) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (III) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (C) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (D) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (E) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

     (A) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (B) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (C) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (I) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (II) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (A) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, bonuses and commissions, but shall exclude incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (B) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (C) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (D) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

     (A) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (B) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY.

     (A) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (B) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (A) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (B) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN.

     (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (I) Increase the number of shares reserved for rights under the Plan;

          (II) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

          (III) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (B) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.  DESIGNATION OF BENEFICIARY.

     (A) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (A) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (B) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on the day immediately prior to the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's common stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.



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